Execution Version

INCREASE OF COMMITMENTS,  SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO GUARANTIES

This INCREASE OF COMMITMENTS,  SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO GUARANTIES (this “Increase and Amendment Agreement”) dated as of July 15,  2019, is among TRANSOCEAN INC., a Cayman Islands exempted company (the “Borrower”), CITIBANK, N.A., as administrative agent for the Lenders (as defined below) under the Credit Agreement (the “Administrative Agent”), the Additional Lender (as defined below), the other Lenders party hereto, each Issuing Bank (as defined in the Credit Agreement) and, solely for purposes of Sections 3 through 13 hereof, Transocean Ltd., a Swiss corporation (“Holdings”), each other Guarantor (as defined in the Credit Agreement described below) party hereto and each other Transaction Party (as defined in the Credit Agreement) party hereto.

INTRODUCTION

A.The Borrower, the Administrative Agent, Citibank, N.A., in its capacity as collateral agent, and the lenders  party thereto from time to time (the “Lenders”) are parties to that certain Credit Agreement dated as of June 22, 2018 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”;  capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement as amended hereby).

B.Pursuant to Section 2.17 of the Credit Agreement, the Borrower has requested, and the Administrative Agent and each Issuing Bank have agreed that The Standard Bank of South Africa Limited, an Eligible Assignee that is not currently an existing Lender  (in such capacity, the  “Additional Lender”), assume the obligations of a Lender under the Credit Agreement and the Additional Lender has agreed to provide Commitments (“Additional Commitments”) under the Credit Agreement on, and subject to the occurrence of, the Second Amendment Effective Date (as defined below) and has executed and delivered this Increase and Amendment Agreement as an Additional Lender.

C.The parties hereto desire to introduce several amendments to the Credit Documents, each such amendment to become effective on the Second Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations, and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Defined Terms; Other Definitional Provisions.    The definitions of terms herein shall apply equally to the singular and plural forms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein or in the Credit Documents), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Increase and Amendment Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections and Annexes shall be construed to refer to Sections of, and Annexes to, this Increase and Amendment Agreement, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including intellectual property, cash, securities, accounts and contract rights, (f) with respect to the determination of any period of time, the word “from” means “from and including” and the word “to” means “to but excluding” and (g) reference to any law, rule or regulation means such as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time.

Section 2. Increase of Commitments.

(a) Subject to the occurrence of the Second Amendment Effective Date, the Additional Lender hereby agrees (i) to provide Additional Commitments such that, after giving effect to such Additional Commitments, such Additional Lender has a Commitment in the amount set forth on Annex A attached hereto and (ii) to make one or more Revolving Loans and purchase participations in L/C Obligations in an aggregate amount not to exceed its Commitment.

(b) The Additional Commitments provided pursuant to this Increase and Amendment Agreement will constitute Commitments under, and as defined in, the Credit Agreement and are in addition to the Commitments under the Credit Agreement in effect immediately prior to the effectiveness of this Increase and Amendment Agreement. The Additional Lender, the Borrower,  the Administrative Agent and each Issuing Bank each acknowledge and agree that, upon the incurrence of Loans pursuant to the Additional Commitments provided under this Increase and Amendment Agreement and Section 2.17 of the Credit Agreement, such Loans will constitute Revolving Loans for all purposes of the Credit Agreement and the other Credit Documents.

(c) The Additional Lender (a) represents,  warrants and agrees that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Increase and Amendment Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.10(a) of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.10(a) of the Credit Agreement), (iii) from and after the Second Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the rights under the Credit Agreement and either it, or the Person exercising discretion in making its decision to acquire the rights under the Credit Agreement, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the financial statements referred to in Section 5.8 of the Credit Agreement and the most recent financial statements delivered pursuant to Section 6.6 of the Credit Agreement, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Increase and Amendment Agreement, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Increase and Amendment Agreement, and (vii) it has provided to the Administrative Agent any documentation required to be delivered by it pursuant to the terms of the Credit Agreement (including, without limitation, such documentation as may be applicable to such Additional Lender pursuant to Section 3.3(g) or 10.10(e) of the Credit Agreement), duly completed and executed by the Additional Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

(d) On and after the Second Amendment Effective Date, the Additional Lender (x) will be obligated to make Revolving Loans and purchase participations in L/C Obligations in such amounts as will not cause its Revolving Credit Exposure at any time to exceed its aggregate Commitment (after giving effect to its Additional Commitment) on the terms, and subject to the conditions, set forth in the Credit Agreement, (y) will be obligated to make Revolving Loans on the terms, and subject to the conditions, set forth in the Credit Agreement, and (z) has the rights and obligations of a Lender under the Credit Agreement and the other Credit Documents. On the Second Amendment Effective Date, the outstanding amount of all Revolving Loans, and the participations of the Lenders in all outstanding L/C Obligations shall be reallocated among the Lenders in accordance with their respective Commitments (after giving effect to the Additional Commitments contemplated hereby) and Applicable Percentages as provided in Section 2.17 of the Credit Agreement.

(e) The Borrower acknowledges and agrees that it will be liable, to the extent of its applicable Borrowings, for all Obligations with respect to each Additional Commitment including, without limitation, any Loans made pursuant thereto.  Each Transaction Party acknowledges and agrees that all Obligations with respect to the Additional Commitments including, without limitation, any Loans made pursuant thereto, will be secured as set forth in the Collateral Documents and guaranteed as set forth in the Guaranty Agreements and Guaranty Supplements.

(f) The Lenders and the Issuing Banks acknowledge and agree that the procedural requirements set forth in Section 2.17 of the Credit Agreement have been met in connection with this Increase and Amendment Agreement and, to the extent such procedures have not been followed, waive such requirements and consent to and ratify the Borrower’s and the Administrative Agent’s  actions in connection with this Increase and Amendment Agreement.

Section 3. Amendments.

(a) Effective on and as of the Second Amendment Effective Date, the Credit Agreement is, subject to the satisfaction or waiver of the conditions precedent set forth in Section 5 hereof, hereby amended as follows:

(i) The definition of “Alternative Currency” in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Alternative Currency” means any of the following currencies:  Euro, Sterling, Krone, Swiss Francs, Canadian Dollars, Brazilian Reals, or any other alternative currency acceptable to the Required Lenders and each Issuing Bank issuing a Letter of Credit in such other alternative currency.

(ii) The definition of “Consolidated Affiliates” in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Consolidated Affiliates” means those Affiliates of the Borrower that are not (i) Subsidiaries of Holdings or the Borrower or (ii) SPVs, but are variable interest entities whose accounts are consolidated with those of Holdings under GAAP.

(iii) The definition of “Issuing Bank Agreement” in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Issuing Bank Agreement” means (i) with respect to any Initial Issuing Bank, this Agreement, together with any other written agreement between such Issuing Bank and the Borrower entered into after the Effective Date that limits the total stated amounts and the currencies in which such Issuing Bank will issue Letters of Credit, and (ii) with respect to any Issuing Bank designated as such after the Effective Date in accordance with the terms of this Agreement, an agreement that is in a form satisfactory to the Borrower and the Administrative Agent, which has been executed by such Issuing Bank, the Borrower, and the Administrative Agent.

(iv) Section 1.1 of the Credit Agreement is hereby amended to add the following definitions in the correct alphabetical order:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Covered Entity” means any of the following:

(a)a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(b)a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(c)a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” has the meaning assigned to such term in Section 10.26.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” has the meaning assigned to such term in Section 10.26.

“Supported QFC” has the meaning assigned to such term in Section 10.26.

“U.S. Special Resolution Regime” has the meaning assigned to such term in Section 10.26.

(v) Article I of the Credit Agreement is hereby amended to add the following new Section 1.5 at the end thereof:

Section 1.5Divisions. For all purposes under the Credit Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

(vi) Section 2.12(a) of the Credit Agreement is hereby amended to add “(or such lower amount as the relevant Issuing Bank may approve in its sole discretion)” following each reference to “$500,000” in such Section.

(vii) Section 2.12(a) of the Credit Agreement is hereby amended to replace the reference to “$150,000,000” in such Section with a reference to “$300,000,000”.
(viii) Section 2.12(f) of the Credit Agreement is hereby amended to delete the second sentence therefrom in its entirety and replace such sentence with the following:

“The acceptance by a Lender or such Lender’s Affiliate of any appointment as an Issuing Bank hereunder shall be evidenced by an Issuing Bank Agreement.”

(ix) Sections 9.13(a) and 9.13 (b) of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

(a)Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each other Joint Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i)such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement,

(ii)the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional, asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement,

(iii)(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager”  (within the meaning of Part VI of PTE 84-14),  (B)  such  Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of  and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or

(iv)such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b)In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each other Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender  involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the

Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

(x) Article X of the Credit Agreement is hereby amended to add the following new Section 10.26 at the end thereof:

Section 10.26Acknowledgment Regarding Any Supported QFCs.  To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Contracts or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(xi) Schedule 1.1-C to the Credit Agreement is hereby amended and restated in its entirety in the form set out on Annex B hereto.

(b) Effective on and as of the Second Amendment Effective Date, the Holdings Guaranty Agreement is, subject to the satisfaction or waiver of the conditions precedent set forth in Section 5 hereof, hereby amended to delete the phrase “under the Credit Agreement, the Notes, and the other Credit Documents” from Section 1 thereof.

(c) Effective on and as of the Second Amendment Effective Date, the Subsidiary Guaranty Agreement is, subject to the satisfaction or waiver of the conditions precedent set forth in Section 5 hereof, hereby amended to delete the phrase “under the Credit Agreement, the Notes, and the other Credit Documents” from Section 1 thereof.

Section 4. Representations and Warranties.    Each Transaction Party hereby represents and warrants that,  immediately before and immediately after giving effect to this Increase and Amendment Agreement: (a) the representations and warranties made by such Transaction Party set forth in the Credit Agreement (other than with respect to the representations and warranties set forth in Sections 5.15 and 5.16 of the Credit Agreement) and in the other Credit Documents (other than those that relate to the representations and warranties set forth in Sections 5.15 and 5.16 of the Credit Agreement) are true and correct in all material respects (or, as to any representations and warranties that are otherwise qualified as to materiality or Material Adverse Effect, in all respects) on the Second Amendment Effective Date, except to the extent any such representation or warranty is stated to relate to an earlier date in which case such representation and warranty shall be true and correct in all material respects (or, as to any representations and warranties that are otherwise qualified as to materiality or Material Adverse Effect, in all respects) on and as of such earlier date; (b) no Default or Event of Default has occurred and is continuing or would occur as a result of Additional Commitments immediately after giving effect to this Increase and Amendment Agreement; (c) it has the organizational power, capacity, and authority to execute, deliver and carry out the terms and provisions of this Increase and Amendment Agreement and has taken all necessary company action to authorize the execution, delivery, and performance of this Increase and Amendment Agreement; (d) this Increase and Amendment Agreement constitutes the legal, valid, and binding obligation of such Transaction Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity (regardless of whether considered in a proceeding in equity or at law); and (e) all material consents and approvals of, and filings and registrations with, all government agencies, authorities or instrumentalities required to have been obtained by such Transaction Party in connection with the execution, delivery and performance of this Increase and Amendment Agreement have been obtained and are in full force and effect.

Section 5. Conditions to Effectiveness.    The Additional Commitments and amendments set forth in this Increase and Amendment Agreement shall become effective on the date first set forth above (the “Second Amendment Effective Date”) when each of the conditions set forth in this Section 5 shall have been satisfied:

(a) the Administrative Agent shall have received counterparts of this Increase and Amendment Agreement, duly executed and delivered on behalf of (i) Borrower, (ii)  the Lenders, (iii) each Issuing Bank, (iv) the Additional Lender, (vi) Holdings, (vii) each other Guarantor and (viii) each other Transaction Party;

(b) as of the Second Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing, or would occur immediately after giving effect to the transactions contemplated by this Increase and Amendment Agreement;

(c) each of the representations and warranties of the Transaction Parties set forth in Section 4 shall be true and correct in all material respects (or, as to any representations and warranties that are otherwise qualified as to materiality or Material Adverse Effect, in all respects)

on the Second Amendment Effective Date, except to the extent any such representation or warranty is stated to relate to an earlier date in which case such representation and warranty shall be true and correct in all material respects (or, as to any representations and warranties that are otherwise qualified as to materiality or Material Adverse Effect, in all respects) on and as of such earlier date;

(d) the Administrative Agent shall have received a duly completed and executed Note for the Additional Lender to the extent requested prior to the Second Amendment Effective Date as provided in Section 2.8(e) of the Credit Agreement;

(e) the Administrative Agent shall have received a certificate of the President, a Vice-President or the Chief Executive Officer of the Borrower dated the Second Amendment Effective Date and certifying as to the satisfaction of the conditions set forth in Section 5(b) and (c) of this Increase and Amendment Agreement;

(f) the Administrative Agent shall have received certificates of the secretary or an assistant secretary of each Transaction Party containing specimen signatures (or certifying as to specimen signatures previously provided to the Administrative Agent) of the persons authorized to execute Credit Documents on such Transaction Party’s behalf or any other documents provided for herein or therein, together with (x) copies of resolutions of the board of directors or other appropriate governing body of such Transaction Party authorizing the execution and delivery of this Increase and Amendment Agreement and the other Credit Documents to which such Transaction Party is a party (or certifying as to resolutions of such governing body previously provided to the Administrative Agent), (y) copies of such Transaction Party’s memorandum of association and articles of association or other organizational documents filed in its jurisdiction of incorporation, and bylaws and other governing documents, if any, of such Transaction Party (or certifying as to such documents previously provided to the Administrative Agent), and (z) a certificate of incorporation or organization and a certificate of good standing (or their equivalents), to the extent applicable in the relevant jurisdiction, from the appropriate Governmental Authority of such Transaction Party’s jurisdiction of incorporation or organization;

(g) the Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent, the Collateral Agent, the Lenders and the Issuing Banks and dated as of the Second Amendment Effective Date) of Baker Botts LLP, New York counsel for the Transaction Parties covering such matters with respect to the Transaction Parties, this Increase and Amendment Agreement and any other Credit Documents coming into effect on the Second Amendment Effective Date, and the transactions contemplated by such Credit Documents, as the Administrative Agent shall reasonably request;

(h) the Administrative Agent shall have received all fees payable to the Administrative Agent and the Additional Lender that the Borrower has agreed to pay in connection with this Increase and Amendment Agreement; and

(i) to the extent required to be paid by the Borrower pursuant to Section 10.13 of the Credit Agreement, the Administrative Agent (or its counsel) shall have received, to the extent invoiced no later than two Business Days prior to the Second Amendment Effective Date, payment of all out-of-pocket expenses incurred in connection with the preparation, negotiation and execution of this Increase and Amendment Agreement.
Section 6. Acknowledgments and Agreements.

(a) Each Transaction Party acknowledges that on the date hereof all outstanding Secured Obligations are payable in accordance with their terms (except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity, regardless of whether considered in a proceeding in equity or at law).  Each Transaction Party, the Administrative Agent, and each other party hereto does hereby adopt, ratify, and confirm the Credit Agreement, and acknowledges and agrees that the Credit Agreement, is and remains in full force and effect, and each Transaction Party acknowledges and agrees that its respective liabilities and obligations under the Credit Agreement and the other Credit Documents it is a party to are not impaired in any respect by this Increase and Amendment Agreement.

(b) This Increase and Amendment Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents.

(c) The Administrative Agent, the Issuing Bank, and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Credit Documents.  Other than as expressly set forth herein, nothing herein shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Credit Documents, (ii) any of the agreements, terms, or conditions contained in any of the Credit Documents, (iii) any rights or remedies of the Administrative Agent, the Issuing Bank, or any Lender with respect to the Credit Documents, or (iv) the rights of the Administrative Agent, the Collateral Agent, the Issuing Bank, or any Lender to collect the full amounts owing to them under the Credit Documents.

Section 7. Reaffirmation of Guaranty.    Each Guarantor hereby ratifies, confirms, acknowledges, and agrees that its obligations under the Guaranty Agreements, as applicable, are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations, as such Guaranteed Obligations may have been amended, extended, and increased by this Increase and Amendment Agreement, and its execution and delivery of this Increase and Amendment Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty or the Guaranty Agreement, as applicable, in connection with the execution and delivery of amendments, consents, or waivers to the Credit Agreement, the Notes, or any of the other Credit Documents.

Section 8. Reaffirmation of Collateral Documents.  Each Transaction Party (a) is party to certain Collateral Documents securing the Secured Obligations, (b) reaffirms the terms of and its obligations (and the security interests granted by it) under each Collateral Document to which it is a party, and agrees that each such Collateral Document will continue in full force and effect to secure the Secured Obligations, as amended hereby, and (c) acknowledges, represents, warrants, and agrees that the Liens and security interests granted by it pursuant to the Collateral Documents  to which it is a party are valid, enforceable, and subsisting, and the Collateral Documents create a Lien on and security interest in the Collateral (subject to the Permitted Liens)

to secure the Secured Obligations, and such Liens and security interests are perfected in accordance with the Credit Documents.

Section 9. Counterparts.    This Increase and Amendment Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument.  This Increase and Amendment Agreement may be executed by facsimile or other electronic signature acceptable to the Administrative Agent (it being agreed signatures delivered via .pdf copies pursuant to electronic mail are acceptable) and all such signatures shall be effective as originals.

Section 10. Successors and Assigns.    This Increase and Amendment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 11. Invalidity.    In the event that any one or more of the provisions contained in this Increase and Amendment Agreement shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Increase and Amendment Agreement.

Section 12. Governing Law.    THIS INCREASE AND AMENDMENT AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE, OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT, OR OTHERWISE) BASED UPON, ARISING OUT OF, OR RELATING TO THIS INCREASE AND AMENDMENT AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 10.14 OF THE CREDIT AGREEMENT IS INCORPORATED HEREIN BY REFERENCE AS IF SET FORTH HEREIN IN ITS ENTIRETY AND SHALL APPLY MUTATIS MUTANDIS TO THIS INCREASE AND AMENDMENT AGREEMENT.

Section 13. Entire Agreement.  THIS INCREASE AND AMENDMENT AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO.  THERE ARE NO UNWRITTEN AGREEMENTS AMONG THE PARTIES HERETO.

[Signature pages follow.]

EXECUTED to be effective as of the date first above written.

BORROWER:

TRANSOCEAN INC.

By: /s/ C. Stephen McFadin_

Name: C. Stephen McFadin

Title:  President

Signature Page to Second Incease and Amendment Agreement

(Transocean Inc.)

Solely for purposes of Sections 3 through 13:

GUARANTORS:

TRANSOCEAN LTD.

By: /s/ Stephen Hayes

Name: Stephen Hayes

Title:  Senior Vice President – Tax and Asset Management

TRANSOCEAN ASSET HOLDINGS 1 LIMITED

By: /s/ C. Stephen McFadin_

Name: C. Stephen McFadin

Title:  President

TRANSOCEAN ASSET HOLDINGS 2  LIMITED

By: /s/ C. Stephen McFadin_

Name: C. Stephen McFadin

Title:  President

TRANSOCEAN ASSET HOLDINGS 3  LIMITED

By: /s/ C. Stephen McFadin_

Name: C. Stephen McFadin

Title:  President

TRITON VOYAGER ASSET LEASING GMBH

By: /s/ Stephen Hayes

Name: Stephen Hayes

Title:  Managing Director

TRANSOCEAN BARENTS ASA

By: /s/ Iain Inglis

Name: Iain Inglis

Title:  Authorized Signatory

Signature Page to Second Incease and Amendment Agreement

(Transocean Inc.)

TRANSOCEAN SPITSBERGEN ASA

By: /s/ Iain Inglis

Name: Iain Inglis

Title:  Authorized Signatory

TRANSOCEAN SKYROS LIMITED

By: /s/ C. Stephen McFadin_

Name: C. Stephen McFadin

Title:  President

TRANSOCEAN VOYAGER 2 LIMITED

By: /s/ C. Stephen McFadin_

Name: C. Stephen McFadin

Title:  President

Signature Page to Second Incease and Amendment Agreement

(Transocean Inc.)

Solely for purposes of Sections 3 through 13:

OTHER TRANSACTION PARTIES:

TRANSOCEAN OFFSHORE DEEPWATER DRILLING INC.

By: /s/ R. Thaddeus Vayda

Name: R. Thaddeus Vayda

Title:  Vice President

TRANSOCEAN CANADA DRILLING SERVICES LTD.

By: /s/ Daniel Haslam

Name: Daniel Haslam

Title:  President

GLOBALSANTAFE INTERNATIONAL DRILLING CORPORATION

By: /s/ C. Stephen McFadin_

Name: C. Stephen McFadin

Title:  President

TRANSOCEAN NORWAY OPERATIONS AS

By: /s/ Iain Inglis

Name: Iain Inglis

Title:  Authorized Signatory

TRANSOCEAN SERVICES AS

By: /s/ Iain Inglis

Name: Iain Inglis

Title:  Authorized Signatory

Signature Page to Second Incease and Amendment Agreement

(Transocean Inc.)

TRANSOCEAN HOLDINGS 1 LIMITED

By: /s/ C. Stephen McFadin_

Name: C. Stephen McFadin

Title:  President

TRANSOCEAN HOLDINGS 2 LIMITED

By: /s/ C. Stephen McFadin_

Name: C. Stephen McFadin

Title:  President

TRANSOCEAN HOLDINGS 3 LIMITED

By: /s/ C. Stephen McFadin_

Name: C. Stephen McFadin

Title:  President

TRITON NAUTILUS VAGYONKEZELO KFT

By: /s/ Attila Urbanovics       /s/ Trevor Tessendorf

Name: Attila UrbanovicsTrevor Tessendorf

Title:  Managing Director   Managing Director

OCEAN RIG CUBANGO OPERATIONS INC.

By: /s/ C. Stephen McFadin_

Name: C. Stephen McFadin

Title:  President

DRILLSHIP SKYROS OWNERS INC.

By: /s/ C. Stephen McFadin_

Name: C. Stephen McFadin

Title:  President

Signature Page to Second Incease and Amendment Agreement

(Transocean Inc.)

ADMINISTRATIVE AGENT/ISSUING BANKS/LENDERS:

CITIBANK, N.A., as Administrative Agent and Issuing Bank

By: /s/ Maureen Maroney

Name: Maureen Maroney

Title:   Vice President

Signature Page to Second Increase and Amendedment Agreement

(Transocean Inc.)

Wells Fargo Bank, National Association, as a Lender and as an Issuing Bank

By: /s/ Michael Janak

Name: Michael Janak

Title:  Managing Director

Signature Page to Second Increase and Amendedment Agreement

(Transocean Inc.)

DNB Capital LLC, as a Lender

By: /s/ Philippe Wulfers

Name: Philippe Wulfers

Title:   First Vice President

By: /s/ Jessika Larsson

Name: Jessika Larsson

Title:   Vice President

Signature Page to Second Increase and Amendedment Agreement

(Transocean Inc.)

DNB Bank asa, new york branch, as an Issuing Bank

By: /s/ Philippe Wulfers

Name: Philippe Wulfers

Title:   First Vice President

By: /s/ Jessika Larsson

Name: Jessika Larsson

Title:   Vice President

Signature Page to Second Increase and Amendedment Agreement

(Transocean Inc.)

Goldman Sachs Bank USA, as a Lender

By: /s/ Jamie Minieri

Name: Jamie Minieri

Title:   Authorized Signatory

Signature Page to Second Increase and Amendedment Agreement

(Transocean Inc.)

Morgan Stanley Senior Funding, Inc., as a Lender

By: /s/ Megan Kushner

Name: Megan Kushner

Title:   Vice President

Signature Page to Second Increase and Amendedment Agreement

(Transocean Inc.)

Crédit Agricole Corporate and Investment Bank, as a Lender and as an Issuing Bank

By: /s/ Page Dillehunt

Name: Page Dillehunt

Title:   Managing Director

By: /s/ Michael D. Willis

Name: Michael D. Willis

Title:   Managing Director

Signature Page to Second Increase and Amendedment Agreement

(Transocean Inc.)

Skandinaviska Enskilda Banken AB (publ), as a Lender

By: /s/ Glenn Nergaard

Name: Glenn Nergaard

Title:   Country CFO

By: /s/ Per Olav Bucher-Johannessen

Name: Per Olav Bucher-Johannessen

Title:

Signature Page to Second Increase and Amendedment Agreement

(Transocean Inc.)

SpareBank 1 SR-Bank ASA, as a Lender

By: /s/ Sandra Schippers

Name: Sandra Schippers

Title:   Senior Credit Analyst

Signature Page to Second Increase and Amendedment Agreement

(Transocean Inc.)

Citicorp North America, Inc., as a Lender

By: /s/ Maureen Maroney

Name: Maureen Maroney

Title:   Vice President

Signature Page to Second Increase and Amendedment Agreement

(Transocean Inc.)

M&T Bank, as a Lender

By: /s/ Edward Tierney

Name: Edward Tierney

Title:   Senior Vice President

Signature Page to Second Increase and Amendedment Agreement

(Transocean Inc.)

Nordea Bank Abp New York Branch, as a Lender

By: /s/ Henning Lyche Christiansen

Name: Henning Lyche Christiansen

Title:   Senior Vice President

By: /s/ Martin Lunder

Name: Martin Lunder

Title:   Managing Director

Signature Page to Second Increase and Amendedment Agreement

(Transocean Inc.)

NIBC BANK N.V., as a Lender

By: /s/ Sven de Veij

Name: Sven de Veij

Title:   Managing Director

By: /s/ Erwin Keller

Name: Erwin Keller

Title:   Associate Director

Signature Page to Second Increase and Amendedment Agreement

(Transocean Inc.)

BARCLAYS BANK PLC, as a Lender

By: /s/ Sydney G. Dennis

Name: Sydney G. Dennis

Title:   Director

Signature Page to Second Increase and Amendedment Agreement

(Transocean Inc.)

The Standard Bank of South Africa Limited, as an Additional Lender

By: /s/ Pablo Gonzalez-Spahr

Name: Pablo Gonzalez-Spahr

Title:   Executive

Signature Page to Second Increase and Amendedment Agreement

(Transocean Inc.)

ANNEX A.
ADDITIONAL COMMITMENTS

Lender	Additional Commitment
The Standard Bank of South Africa Limited	$10,000,000

TOTAL ADDITIONAL COMMITMENTS	$10,000,000

ANNEX B.

Schedule 1.1-C

COMMITMENT AMOUNTS AS OF JULY 15, 2019

PART I. Lender	Commitment	Percentage
Citibank, N.A.	$175,000,000	12.773723%
Citicorp North America, Inc.	$25,000,000	1.824818%
Wells Fargo Bank, National Association	$182,500,000	13.321168%
Goldman Sachs Bank USA	$182,500,000	13.321168%
DNB Capital LLC	$125,000,000	9.124088%
Morgan Stanley Senior Funding, Inc.	$125,000,000	9.124088%
Nordea Bank ABP New York Branch	$100,000,000	7.299270%
Crédit Agricole Corporate and Investment Bank	$100,000,000	7.299270%
Skandinaviska Enskilda Banken AB (publ)	$95,000,000	6.934307%
Barclays Bank PLC	$75,000,000	5.474453%
M&T Bank	$75,000,000	5.474453%
SpareBank 1 SR-Bank ASA	$65,000,000	4.744526%
NIBC Bank N.V.	$35,000,000	2.554746%
The Standard Bank of South Africa Limited	$10,000,000	0.72993%

TOTAL COMMITMENTS	$1,370,000,000	100.000000%

PART II. Initial Issuing Bank	L/C Subcommitment Amount
Citibank, N.A.	$150,000,000
Wells Fargo Bank, National Association	$125,000,000
Crédit Agricole Corporate and Investment Bank	$50,000,000
DNB Bank ASA, New York Branch	$100,000,000